                                                                    EXHIBIT 10.6


                                 LEASE AGREEMENT

This agreement is made on the 2nd July, 2001 between President, Eunsook Park of Keumkwang (Landlord) and the Tenant, Liquidmetal Technologies (represented by Abraham Yoo).


1.       PREMISES

Real property commonly known by the street address of 130 BL/ Lot3, Namdong Industrial Complex, 695-2, Gojan-Dong, Namdong-Ku, Incheon, Korea.

Used for Manufacturing Plant approximately 9,000 square feet. (Refer to the attachment)


Electricity: Industrial high voltage 100 KW

Security deposit: 55,000,000 Won

Monthly base rent: 5,500,000 Won per month (VAT excluded)

Lease term: Commencement date - 07/07/2001

            Termination date - 07/06/2002


2.       USE

The Premises shall be used and occupied only for product manufacturing and for no other purpose.

3.       EXTENSION OR TERMINATION OF THE AGREEMENT

If both parties don't give any further notice within 3 months ahead of lease termination, this agreement shall be extended for another year under the same condition.

4.       TERMINATION DURING THE LEASE TERM

Premature termination of the lease shall require at least 3-month advanced notice in written statement. Otherwise, Tenant shall pay the amount of 3-month rent for compensation with no objection.

5.       BASE RENT

Base rent will be the amount set forth above in the article 1. (VAT excluded)

6.       DELIVERY OF BASE RENT

Tenant shall pay the monthly installment of base rent in cash by the last day of each calendar month succeeding to the commencement date upon signing this agreement. If Tenant is delinquent in any monthly installment of base rent for more than 60 days, Landlord can unilaterally terminate the agreement and request vacation of the Premises.

7. BASE RENT IS DEEMED TO THE AMOUNT BASED ON NUMBER OF DAYS, NOT MONTH, NO MATTER WHICH DATE OF THE MONTH WAS THE DATE OF COMMENCEMENT.

8.       RENT INCREASE

Base rent is subject to the changes of prices and expenses to maintain the Premises. Landlord may increase base rent unilaterally every year.

9.       BASIC DATE OF RENT

In case of delay in commencement, Tenant shall be obligated to pay rent. If Landlord is unable to deliver possession as agreed, the rent shall be calculated based on the date of actual possession by Tenant.

10.      PAYMENT OF BASE RENT

The security deposit and rent shall be payable in lawful money of the Republic of Korea in cash.

11.      SECURITY DEPOSIT

Tenant shall pay 5,500,000 Won, 10% equal to the security deposit, 55,000,000 Won on signing the agreement, then pay the reminder of the amount by July 7th, 2001 in full. No interest shall be paid to the deposit during the lease term defined. If Tenant fails to pay rent or other charges due hereunder, Landlord may use, apply or retain all or any portion of deposit for the payment of any rent or other charge in default or for the payment of any sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Tenant shall also pay the portion of deposit deducted in 15 days, otherwise Landlord may claim 10% equal to deposit for compensation.

12.      RETURN OF SECURITY DEPOSIT

The deposit shall be returned at the expiration of the term there of, and after Tenant have vacated the Premises. If Tenant fails to move in as well as pay the rent in time more than 2 months, the lease can be terminated unilaterally, even though Tenant holds the mutual agreement in written statement. If any portion of deposit has been deducted, only the reminder of the amount from deposit shall be returned. If Tenant infringes the agreement, Landlord can deduct 10 % equal to deposit for compensation.


13.      DELAY IN COMMENCEMENT

If possession is not delivered within 60 days after the commencement date, Landlord may request unilateral termination of lease and make claim for compensation.

14.      PROHIBITION ON TRANSFER OF RIGHT AND SUBLET

1) Without Landlord's prior consent, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and shall be void and of no effect.

2) Tenant shall obtain the prior consent of Landlord, Master Lessor to any subletting.

3) If Tenant fails to keep the agreement above, the lease shall be automatically terminated and Tenant shall evacuate the Premises with no objection.

15.      ALTERATIONS, ADDITIONS OR IMPROVEMENTS TO THE PREMISES

Any Alterations, additions or improvement made by or on behalf of Tenant to the Premises shall be subject to Landlord's prior consent and shall be done at Tenant's expenses. Details of alterations, additions or improvements. 1) through
7)

16.      LANDLORD'S LIMITATION OF LIABILITY

1) Landlord shall not be subject to responsibilities in damages caused by natural disasters or any causes that can't be reverted to its responsibilities.

2) Any damages by Tenant and its occupants during the lease term shall be repaired by Tenant's own expenses.

3) Any civil or criminal cases involving environmental issues occurred during the lease term shall be Tenant's responsibility. Landlord shall disclaim all the responsibility in the matter of legal issues.

17.      FIRE PREVENTION

Tenant is subject to insure the Premises against fire valid from the commencement date as well as furnish the property with fire extinguishers. Tenant shall train its occupants for fire prevention.

18.      EVACUATION OF THE PREMISES

1) If Tenant fails to pay the rental installment, Landlord may terminate the lease or refuse to extend it. Landlord may request immediate evacuation of the Premises.

2) Tenant shall vacate the Premises within five days once the lease is terminated or canceled. The Premises shall be remained in a sound condition when evacuated.

(handwritten note says) To install partitions, Tenant shall pay 2,000,000 Won at its expense, and leave as it is when vacating unless Landlord asks to remove.

19.      LANDLORD'S RIGHT OF PROPERTY DISPOSAL

1) Tenant's absence from the country shall not be excused from any legal responsibilities. If the lease terminates while Tenant's out of country without any notice and rent is not completely paid, Landlord may dispose of the facilities by auction.

2) Landlord shall obtain the priority to settle default payment from the disposal.

20.      INSPECTION

Landlord, its agents, and contractors may enter the Premises to inspect the Premises or to show the Premises to prospective tenants and purchasers. Tenant shall not refuse to get the inspection without appropriate reasons.

21.      NOTICE ON ANY CHANGES OF TENANT'S STATUS

Tenant shall give a notice to Landlord regarding any changes of address, name of business, representative, or the purpose of business in written statement.

22.      TAXES

Landlord shall pay all taxes, however, taxes that accrue against the Project during the Lease Term shall be included as part of the operating expenses charged to Tenant.

23.      TENANT'S REPAIRS

Tenant shall compensate any damages on the Premises caused by Tenant, visitors or others related at its expenses. It shall cover damages by accident as well as the ones on purpose.

24.      TERMINATION OF LEASE

Landlord can terminate the lease without delay in case of:

1) In case of bankruptcy, provisional attachment, attachment, or any relevant changes that prove serious menace to the lease based on Landlord's judgment.

2)   If Tenant fails to keep the agreement

3) Even after the termination of the agreement, Landlord may make claim for compensation.

25.      ELECTRICITY

Tenant shall be the operator of the electric facilities on the Premises and have an independent obligation to ensure the safety from any accident or damages caused by electric problems.

ADDENDUM (DETAILS NOT TRANSLATED.)

1.  Payment of delayed rent and tax

2.  Supplement to the article 16-3

3.  More about eviction

Both parties shall keep the original copy signed by each representative.

July 2nd, 2001

Landlord: Keumkwang Inc.  /s/ Eunsook Park

Tenant: Liquidmetal Technologies  /s/ Abraham Yoo


ATTACHMENT:

1. Floor Plan. (omitted)

2. Certified copy of Building registration issued by District Court of Incheon. (omitted)

                             TRANSLATION CERTIFICATE

THE UNDERSIGNED OFFICER OF LIQUIDMETAL TECHNOLOGIES HEREBY CERTIFIES THAT THE FOREGOING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF THE ORIGINAL LEASE AGREEMENT, WHICH IS IN THE KOREAN LANGUAGE.


BY:           /s/ JOHN KANG
   ---------------------------------
          John Kang, President
     of Liquidmetal Technologies